EXHIBIT 99.2
------------



JONES LANG LASALLE

Real value in a changing world





                          SUPPLEMENTAL INFORMATION
                      FOURTH QUARTER 2008 EARNINGS CALL








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JONES LANG LASALLE - PAGE - 2:



          RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME
                                   FY 2008


[ Graphics indicating ]


($ in millions after tax, except per share)


      Net Income  =                 $83.5             $2.44/share

  +   Restructuring Charges         $22.8             $0.67/share
        Pre-tax = $30.4

  +   Intangibles Amortization      $13.2             $0.39/share
        Pre-tax = $17.6

  +   Staubach Purchase
       Accounting (1)
        Pre-tax = $9.7              $ 7.3             $0.21/share



                 Adjusted Net Income = $126.8m, $3.71/share



(1) $21.6 million in Staubach leasing activity that could not be recognized as revenue under U.S. GAAP purchase accounting would have provided an additional $7.3 million on net income, or $0.21 per share.






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JONES LANG LASALLE - PAGE - 3:



          RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME
                                   Q4 2008


[ Graphics indicating ]


($ in millions after tax, except per share)


      Net Income  =                 $41.2             $1.17/share

  +   Restructuring Charges         $15.1             $0.43/share
        Pre-tax = $20.1

  +   Intangibles Amortization      $ 6.2             $0.18/share
        Pre-tax = $8.3

  +   Staubach Purchase
       Accounting (1)
        Pre-tax = $3.3              $ 2.5             $0.07/share



                  Adjusted Net Income = $65.0m, $1.85/share



(1) $7.4 million in Staubach leasing activity that could not be recognized as revenue under U.S. GAAP purchase accounting would have provided an additional $2.5 million of net income, or $0.07 per share.







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JONES LANG LASALLE - PAGE - 4:


                         FY 2008 REVENUE PERFORMANCE


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)


                                                         Increase
                                            2007-08     (Decrease)
                                           Increase      in Local
                    2007         2008     (Decrease)     Currency
                  -------       ------    ----------    ----------

Americas          $  765        $  933        22%

EMEA              $  926        $  871        (6%)          (5%)

Asia Pacific      $  602 (1)    $  536       (11%)         (14%)

LIM               $  371        $  352        (5%)          (6%)

Consolidated      $2,652 (1)    $2,698         2%            1%



NOTE: Equity earnings are included in segment results, however, are excluded from Consolidated totals.


(1)  Includes Asia Pacific Hotels advisory fee.






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JONES LANG LASALLE - PAGE - 5:


                         Q4 2008 REVENUE PERFORMANCE


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)

                                                         Increase
                                            2007-08     (Decrease)
                                           Increase      in Local
                     2007        2008     (Decrease)     Currency
                    ------      ------    ----------    ----------

Americas            $  250      $  315        26%

EMEA                $  327      $  243       (26%)         (13%)

Asia Pacific        $  170      $  144       (15%)          (4%)

LIM                 $  115      $   91       (21%)         (16%)

Consolidated        $  862      $  797        (8%)           1%



NOTE: Equity earnings are included in segment results, however, are excluded from Consolidated totals.







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JONES LANG LASALLE - PAGE - 6:


                 FY 2008 CAPITAL MARKETS AND HOTELS REVENUE


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)



                                                                  2008
                                                                Increase
                                  2006-07             2007-08  (Decrease)
                                  Increase           Increase   in Local
                2006     2007    (Decrease)   2008  (Decrease)  Currency
               ------   ------   ----------  ------ ---------- ----------

Americas       $ 89.3   $105.2       18%     $ 47.6    (55%)

EMEA           $288.9   $347.3       20%     $195.8    (44%)      (43%)

Asia Pacific   $ 64.5   $105.4(1)    63%     $ 53.4    (49%)      (48%)

Consolidated   $442.7   $557.8(1)    26%     $296.8    (47%)      (46%)




(1)  Includes Asia Pacific Hotels advisory fee.






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JONES LANG LASALLE - PAGE - 7:


                 Q4 2008 CAPITAL MARKETS AND HOTELS REVENUE


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)



                                                                  2008
                                                                Increase
                                  2006-07             2007-08  (Decrease)
                                  Increase           Increase   in Local
                2006     2007    (Decrease)   2008  (Decrease)  Currency
               ------   ------   ----------  ------ ---------- ----------

Americas       $ 34.1   $ 31.5      (8%)     $  6.7    (79%)

EMEA           $122.6   $114.3      (7%)     $ 58.0    (49%)      (41%)

Asia Pacific   $ 32.4   $ 41.3      27%      $ 16.7    (60%)      (54%)

Consolidated   $189.2   $187.1      (1%)     $ 81.4    (56%)      (51%)






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JONES LANG LASALLE - PAGE - 8:


                           FY 2008 Leasing Revenue


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)



                                                                  2008
                                                                Increase
                                2006-07               2007-08  (Decrease)
                                Increase             Increase   in Local
               2006     2007   (Decrease)   2008    (Decrease)  Currency
              ------   ------  ---------- --------- ---------- ----------

Americas      $194.5   $229.3      18%    $348.3(1)     52%

EMEA          $162.8   $226.9      39%    $246.7         9%         8%

Asia Pacific  $ 87.3   $126.2      45%    $132.7         5%         6%

Consolidated  $444.6   $582.4      31%    $727.8(1)     25%        25%





t
(1) Includes Staubach





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JONES LANG LASALLE - PAGE - 9:


                           Q4 2008 Leasing Revenue


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)



                                                                  2008
                                                                Increase
                                2006-07               2007-08  (Decrease)
                                Increase             Increase   in Local
               2006     2007   (Decrease)   2008    (Decrease)  Currency
              ------   ------  ---------- --------- ---------- ----------

Americas      $ 78.2   $ 82.7       6%    $133.7(1)      62%

EMEA          $ 63.4   $ 89.4      41%    $ 74.2        (17%)      (8%)

Asia Pacific  $ 34.0   $ 51.3      51%    $ 38.7        (25%)     (15%)

Consolidated  $175.6   $223.3      27%    $246.6(1)      10%       18%




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JONES LANG LASALLE - PAGE - 10:


                             FY 2008 LIM Revenue


[ Graphics indicating ]

($ in millions)


                                          2006-07                2007-08
                                          Increase              Increase
                   2006         2007     (Decrease)    2008    (Decrease)
                 ---------     ------    ----------   ------   ----------

Advisory and
 Transaction
 Fees            $206.7        $272.9        32%      $297.0         9%

Incentive
 Fees            $170.6(1)     $ 88.2       (48%)     $ 59.0       (33%)

Equity
 Earnings/
 (loss)          $  7.1        $  9.7        37%      $ (4.1)       n.m.

Consolidated     $384.3(1)     $370.8        (4%)     $351.8        (5%)


NOTES:

      .     LIM FY 2008 Impairment charges of $5M included in Equity
            Earnings/(Loss)

      .     No Impairment charges taken in 2007 or 2006

      .     n.m. - not meaningful



(1) Includes single incentive fee of $112.5 million





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JONES LANG LASALLE - PAGE - 11:


                             Q4 2008 LIM Revenue


[ Graphics indicating ]

($ in millions)


                                          2006-07                2007-08
                                          Increase              Increase
                     2006       2007     (Decrease)    2008    (Decrease)
                    ------     ------    ----------   ------   ----------

Advisory and
 Transaction
 Fees              $  60.6     $ 83.8        38%      $ 66.8       (20%)

Incentive
 Fees              $  24.6     $ 30.5        24%      $ 26.5       (13%)

Equity
 Earnings/
 (loss)           ($  0.3)     $  0.4        n.m.    ($  2.8)       n.m.

Consolidated       $ 84.9      $114.7        35%      $ 90.5       (21%)


NOTES:

      .     LIM Q4 2008 Impairment charges of $4M included in Equity
            Earnings/(Loss)

      .     No Impairment charges taken in 2007 or 2006

      .     n.m. - not meaningful






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JONES LANG LASALLE - PAGE - 12:



                              2008 COST ACTIONS


..     AGGRESSIVE ACTION ON COST REDUCTIONS FOR DISCRETIONARY SPEND CONTROL


..     COMPENSATION ACTIONS

      -     Americas leasing business to commission-based model

      -     Salary reductions in selected Asian countries

      -     Unpaid leaves in Hotels

      -     Salary freezes or minimal merit increases in all businesses


..     2008 SEVERANCE CHARGES OF $23 MILLION WITH PAYBACK OF SIX TO NINE
MONTHS




------------------------------------------------------------------------

STAFFING ACTIONS THROUGHOUT THE YEAR



  --------------------    --------------------    --------------------
        AMERICAS                  EMEA                ASIA PACIFIC
  --------------------    --------------------    --------------------

     Capital Markets          10% reduction           7% reduction
     - 20% reduction          across region           across region

    60 professionals        Capital Markets -       Capital Markets -
       redeployed             16% reduction           8% reduction

                                Leasing -
                              12% reduction

  --------------------    --------------------    --------------------




  --------------------    --------------------    --------------------
         HOTELS                    LIM                CONSOLIDATED
  --------------------    --------------------    --------------------

      12% reduction           7% reduction         Staff reductions of
        worldwide          (actioned in 2009)       over 800 globally

     Mature Markets                                Further reductions
      (US/UK/Aus) -                                 will depend upon
     30% reductions                               economic environment

  --------------------    --------------------    --------------------


NOTE: Percentages are based upon the population of non-reimbursed employees.


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JONES LANG LASALLE - PAGE - 13:


                               DEBT COVENANTS

                   Credit Agreements Amended December 2008
                 To Provide Additional Business Flexibility



                                            December 31,   September 30,
                                               2008            2008
                                            ------------   -------------

LEVERAGE RATIO CALCULATION:
  Credit Facilities                              $  484          $  543
  Deferred Business Acquisition
    Obligations                                     385             414
  Other - Letters of Credit, etc.                    30              40
                                                 ------          ------
          Total                                  $  899          $  997
                                                 ======          ======

  Reported EBITDA*
    (trailing twelve months)                     $  233          $  296
  Bank Covenant Add-backs:
    Pre-December 2008 Amendment                     128             148
    Post-December 2008 Amendment                     40             --
                                                 ------          ------
               ADJUSTED EBITDA                   $  401          $  444
                                                 ======          ======

          LEVERAGE RATIO                           2.24x           2.25x

          Maximum                                  3.50x           3.25x

CASH INTEREST COVERAGE RATIO:

          CALCULATED                               3.69x           4.14x

          Minimum                                  2.00x           2.00x




AMENDMENT HIGHLIGHTS:

- Increased maximum allowable Leverage Ratio from 3.25X to 3.50X through September 2009

- Provided additions to Adjusted EBITDA for certain non-recurring charges related primarily to expense-management actions and adjusted certain other definitions in the agreements

- Limits on certain spending such as acquisitions, capex, and dividend increases through September 2009.

-     Total borrowing capacity under the agreements is $870 million

-     Maturity on both agreements remains June 2012

 * Refer to page 16 for Reconciliation of GAAP Net Income to Consolidation EBITDA for the year ended December 31, 2008.


----------------------------------------
The firm's December 19, 2008, Form 8-K
filing provides additional information
about the terms of the amendments.
----------------------------------------



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JONES LANG LASALLE - PAGE - 14:



                         FY 2008 EBITDA* PERFORMANCE

                               ($ in millions)


                                       2007         2008
                                      ------       ------
            Americas                  $105.8       $114.9 (1)

            EMEA                      $111.1       $ 50.2

            Asia Pacific              $ 79.0 (2)   $ 17.6

            LIM                       $113.8       $ 84.3

            Consolidated              $412.7 (2)   $233.4 (1)



(1) Excludes $21.6 million of Staubach leasing activity that could not be recognized as revenue under U.S. GAAP; resulting EBITDA would have added $9.7m to Americas and Consolidated totals bring the Americas FY 2008 EBITDA total to $124.6 million and Consolidated FY 2008 EBITDA to $243.1 million

(2)   Includes Asia Pacific Hotels advisory fee


 * Refer to page 16 for Reconciliation of GAAP Net Income to Consolidated EBITDA for the years ended December 31, 2008 and 2007. Segment EBITDA is calculated by adding the segment's Depreciation and amortization to its reported Operating income, which excludes Restructuring charges.




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JONES LANG LASALLE - PAGE - 15:



                         Q4 2008 EBITDA* PERFORMANCE

                               ($ in millions)


                                       2007         2008
                                      ------       ------

            Americas                  $ 41.6       $ 55.9 (1)

            EMEA                      $ 53.9       $ 28.1

            Asia Pacific              $ 24.7       $ 10.8

            LIM                       $ 37.6       $ 20.3

            Consolidated              $156.1       $ 94.7 (1)




(1) Excludes $7.4 million of Staubach leasing activity that could not be recognized as revenue under U.S. GAAP; resulting EBITDA would have added $3.3 million to Americas and Consolidated totals bringing the Americas Q4 EBITDA total to $59.2 million and consolidated Q4 EBITDA to $98.0 million.


  * Refer to page 16 for Reconciliation of GAAP Net Income to Consolidated EBITDA for the quarters ended December 31, 2008 and 2007. Segment EBITDA is calculated by adding the segment's Depreciation and amortization to its reported Operating income, which excludes Restructuring charges.






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JONES LANG LASALLE - PAGE - 16:



          RECONCILIATION OF GAAP NET INCOME TO CONSOLIDATED EBITDA

                               ($ in millions)



                               Three Months Ended   Twelve Months Ended
                                  December 31,          December 31,
                               ------------------   -------------------
                                2008        2007      2008        2007
                               ------      ------    ------      ------

Net income                     $ 41.2      $104.7    $ 83.5      $256.5

Add:
Interest expense, net of
  interest income                13.3         3.0      30.6        13.1

Provision for income taxes       13.5        31.7      28.7        87.6

Depreciation and amortization    26.7        16.7      90.6        55.5
                               ------      ------    ------      ------

CONSOLIDATED EBITDA            $ 94.7      $156.1    $233.4      $412.7
                               ======      ======    ======      ======







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JONES LANG LASALLE - PAGE - 17:



                     FY AND Q4 2008 ACQUISITION REVENUE

    Contributions from Trailing 12 Months of Acquisitions to 2008 Results


[ Graphics indicating ]

($ in millions)



                 Expenses      Integration
                (excl. D+A)       Costs          EBITDA       Total (1)
                -----------    -----------    -----------    -----------

FY 2008              $162.3         $  8.2         $ 30.4         $192.7

Q4 2008              $ 79.2         $  4.6         $ 24.8         $104.0



(1) Excludes $21.6 million and $7.4 million of Staubach leasing activity for FY and Q4 2008, respectively, that could not be recognized as revenue under U.S. GAAP, resulting EBITDA would have added $9.7 million to FY and $3.3 million to Q4 2008 totals bringing the EBITDA totals to $40.1 million and $28.1 million, respectively.